Exhibit 10.5

THE COMPANY HAS NOT OBTAINED AN INDEPEND ENT OPINION REGARDING THE VALUATION OF THE COMPANY, THE  SECURITIES, OR THE COLLATERAL SECURING THE COMPANY’S SECURED OBLIGATIONS UNDER THE SECURED NOTES, NOR HAS THERE BEEN ANY LEGAL, INVESTMENT BANKING, OR OTHER DILIGENCE IN CONNECTION WITH THE VALUATION OF THE COMPANY, THE SECURITIES OR THE COLLATERAL. PROSPECTIVE INVESTORS MUST RELY ON THEIR OWN BUSINESS AND INVESTMENT BACKGROUND AND THEIR OWN INVESTIGATION OF THE COMPANY AND ITS PROPOSED BUSINESS  IN  DETERMINING  WHETHER  TO  INVEST  IN THE COMPANY AND THE SECURED NOTES.

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”), dated as of June 20, 2013, is by and among True Drinks Holdings, Inc., a company incorporated in the State of Nevada (the “Company”) and the holders of the Secured Notes identified on the signature pages hereto (each, a “Purchaser” and collectively, the “Purchasers”), and Union Bank, N.A., or an affiliate thereof, as agent for the Purchasers (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

WHEREAS, the Company and each of the Purchasers are parties to a Subscription Agreement (each a “Subscription Agreement”) for the purchase of Secured Notes (such offering the “Bridge Note Offering”), that provides, subject to the terms and conditions thereof, for the issuance and sale by the Company to each of the Purchasers, severally and not jointly, of the Secured Notes and Warrants, as more fully described in the Subscription Agreement; and

WHEREAS, to induce each of the Purchasers to enter into a Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

Section 1.                      Definitions. Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Subscription Agreement (or its Exhibits). In addition, as used herein:

“Accounts” shall have the meaning ascribed thereto in Section 3(a) hereof.

“Agreement” shall have the meaning ascribed thereto in the preamble hereof.

“Bridge Note Offering” shall have the meaning ascribed thereto in the recitals hereof.

“Business”  shall  mean  the  businesses  from  time  to  time,  now  or  hereafter, conducted by the Company and its subsidiaries.

“Collateral  Agent”  shall  have  the  meaning  ascribed  thereto  in  the  preamble hereof.

“Collateral  Agent  Agreement”  shall  mean  the  Collateral  Agent  Agreement attached as Annex 1 to this Agreement.

“Collateral” shall have the meaning ascribed thereto in Section 3 hereof.

“Company” shall have the meaning ascribed thereto in the preamble hereof.

“Copyright Collateral” shall mean all Copyrights, whether now owned or hereafter acquired by the Company or its subsidiaries, that are associated with the Business.

“Copyrights” shall mean all copyrights, copyright registrations and applications for copyright registrations, and, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

“Equipment” shall have the meaning ascribed thereto in Section 3(e) hereof.

“Event of Default” shall have the meaning ascribed thereto in Section 8 of the Secured Notes.

“Excluded Assets” means the collective reference to (a) any asset subject to a purchase money security interest (“PMSI Assets”) in each case to the extent the grant by the Company of a security interest pursuant to this Agreement in the Company’s right, title and interest in such PMSI Asset (i) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such PMSI Asset, (ii) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder or accelerate the indebtedness evidenced thereby, or (iii) is permitted only with the consent of another party, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained, (b) Motor Vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction, and (c) the Capital Stock in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 65% of all capital stock of any Foreign Subsidiary of the Company.

“Excluded Collateral” shall mean (a) the assets of the Company which secure the Permitted Indebtedness, and (b) the Excluded Assets.

“Foreign Subsidiary” shall mean any subsidiary of the Company that is organized under the laws of a jurisdiction outside the United States.

“Governmental Authority” means any government, any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator or any other public authority, whether foreign, federal, state, provincial or local.

“Instruments” shall have the meaning ascribed thereto in Section 3(b) hereof.

“Intellectual Property” shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the Business, (b) all licenses or user or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, (c) all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, manuals, materials standards, processing standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to the operation by the Company of the Business, (d) all sales data and other information relating to sales now or hereafter collected and/or maintained by the Company that pertain to the Business, (e) all accounting information which pertains to the Business and all media in which or on which any of the information or knowledge or data or records which pertain to the Business may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Company pertaining to the operation by the Company and its Subsidiaries of the Business, and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above.

“Inventory” shall have the meaning ascribed thereto in Section 3(c) hereof.

“Liens” shall mean a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Motor  Vehicles”  shall  mean  motor  vehicles,  tractors,  trailers  and  other  like property, whether or not the title thereto is governed by a certificate of title or ownership.

“Patent Collateral” shall mean the Patents.

“Patents” shall mean all patents and patent applications set forth on Schedule1AP, and, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

“Permitted Indebtedness” shall mean the Company’s existing indebtedness, liabilities and obligations as disclosed on Schedule 1PI hereto and any future capitalized leases, purchase money indebtedness, or any additional indebtedness permissible under the Secured Notes.

“Permitted Liens” shall mean (a) the Company’s existing Liens as disclosed in Schedule 1PL hereto and any Liens applicable to the Permitted Indebtedness, (b) the security interests created by this Agreement, (c) Liens of local or state authorities for franchise,real estate or other like taxes, (d) statutory Liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like Liens imposed by law, created in the ordinary course of business and for amounts not yet due, (e) tax Liens not yet due and payable, and (f) existing or future Liens which do not materially affect the value of the Company’s property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries or the Liens granted hereunder.

"Person” means an individual, a sole proprietorship, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity or any Governmental Authority.

“Placement Agent” shall mean Axiom Capital Management, Inc., a Delaware corporation.

“PMSI  Asset”  shall  have  the  meaning  ascribed  thereto  in  the  definition  of Excluded Assets.

“Purchaser”  or  “Purchasers”  shall  have  the  meaning  ascribed  thereto  in  the preamble hereof.

“Real Estate” shall have the meaning ascribed thereto in Section 3(j) hereof.

“Secured Obligations” shall mean, collectively, (a) the principal of and interest on the Secured Notes issued or issuable (as applicable) by the Company and held by the applicable Purchaser and all other amounts from time to time owing to such Purchasers by the Company under the Subscription Agreement and the Secured Notes, and (b) all obligations of the Company to such Purchasers thereunder.

“Secured Notes” shall mean the secured convertible promissory notes with an optional and a mandatory conversion feature issued to the Purchasers in connection with the Bridge Note Offering.

“Subscription Agreement” shall have the meaning ascribed thereto in the preamble hereof.

“Trademark Collateral” shall mean all Trademarks, whether now owned or hereafter acquired by the Company  or its subsidiaries, that are associated with the Business.

“Trademarks” shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, and, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.

Section 2. Representations and Warranties. The Company represents and warrants to each of the Purchasers that:

        (a) except as set forth on Schedule 2(a) the Company is the sole beneficial owner of the Collateral and no Lien exists or will exist upon any Collateral at any time, except for Permitted Liens and security interest in favor of each of the Purchasers created or provided for herein which security interest will constitute a first priority perfected security interest in and to all of the Collateral (other than (i) Real Estate, and (ii) as otherwise set forth in this Agreement) upon the filing of the applicable financing statements required hereunder or other action required by this Agreement necessary to establish “control” as that term is defined in the Uniform Commercial Code over the Collateral for the benefit of the Collateral Agent.

(b) except as set forth on Schedule 2(b), to the knowledge of the Company, the Company is not, in connection with the Business, infringing in any material respect upon any Copyrights, Patents or Trademarks of any other Person; and no proceedings have been instituted or are pending against the Company or, to the Company’s knowledge, threatened, and no claim against the Company has been received by the Company, alleging any such violation.

Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company and its subsidiaries hereby grant, collaterally assign, hypothecate and transfer to the Collateral Agent on behalf of the Purchasers as hereinafter provided, a security interest in and Lien upon all of the Company’s right, title and interest in, to and under all personal property and other assets of the Company, whether now owned or hereafter acquired by or arising in favor of the Company, whether now existing or hereafter coming into existence, whether owned or consigned by or to, or leased from or to the Company and regardless of where located, except for the Excluded Assets and the Excluded Collateral, (all being collectively referred to herein as “Collateral”) including:

(a) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Company in respect of any loans or advances for the purchase price of Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively “Accounts”);

(b) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange, stock certificates, unit certificates or other instruments representing equity ownership in any Person, and trade acceptances (herein collectively called “Instruments”);

(c) all inventory (as defined in the Uniform Commercial Code) of the Company and all goods obtained by the Company in exchange for such inventory (herein collectively called “Inventory”);

(d) all other accounts or general intangibles of the Company not constituting Intellectual Property or Accounts;

(e) all equipment (as defined in the Uniform Commercial Code) of the Company (herein collectively called “Equipment”);

(f) each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

(g) all deposit accounts (as defined in the Uniform Commercial Code) of the Company;

(h) all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment;

(i) all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

(j) all estates in land together with all improvements and other structures now or hereafter situated thereon, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto (“Real Estate”);

(k) all other tangible or intangible property of the Company, including, without limitation, all proceeds, products and accessions of and to any of the property of the Company described in clauses (a) through (j) above in this Section 3 (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company, or any computer bureau or service company from time to time acting for the Company;

(l) and all Intellectual Property.

Section 4. Further Assurances; Remedies. In furtherance of the grant of the security interest pursuant to Section 3 hereof, the Company hereby agrees with the Collateral Agent and each of the Purchasers as follows:

4.1 Delivery and Other Perfection. The Company shall:

(a) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of the Collateral Agent) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Collateral Agent to exercise and enforce their rights hereunder with respect to such security interest, provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of Section 4.09 below;

(b) upon the acquisition after the date hereof by the Company of any Equipment covered by a certificate of title or ownership cause the Collateral Agent to be listed as the lienholder on such certificate of title and within one hundred twenty (120) days of the acquisition thereof (or such other time as the Collateral Agent may approve in its sole discretion) deliver evidence of the same to the Collateral Agent;

(c) keep accurate books and records relating to the Collateral, and, during the continuation of an Event of Default, stamp or otherwise mark such books and records in such manner as the Collateral Agent may reasonably require in order to reflect the security interests granted by this Agreement;

(d) permit representatives of the Collateral Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Collateral Agent to be present at the Company’s place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by the Company with respect to the Collateral, all in such manner as the Collateral Agent may reasonably require, provided, however, that so long as an Event of Default is not continuing, such visits shall be made not more than once per fiscal year at Company’s expense;

(e) upon the occurrence and during the continuance of any Event of Default, upon request of the Collateral Agent, promptly notify each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Collateral Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Collateral Agent; and

(f) provide the Collateral Agent with thirty (30) days prior written notice of its intent to (a) change its name or the name of any of its subsidiaries, or (ii) dispose of a significant portion of its equity or assets or the equity or assets of any of its subsidiaries.

4.2 Other Financing Statements and Liens. Except with respect to Permitted Indebtedness, without the prior written consent of the Collateral Agent, the Company shall not file or authorize or permit to be filed, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Collateral Agent is not named as the sole secured party for the benefit of each of the Purchasers, except for Permitted Liens.

4.3 Preservation of Rights. The Collateral Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

4.4 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:

(a) The Company shall, at the request of the Collateral Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Collateral Agent and the Company, designated in its request.

(b) The Collateral Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral with the consent of the Company, which shall not be unreasonably withheld.

(c) The Collateral Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Collateral Agent were the sole and absolute owner thereof.

(d) The Collateral Agent in its discretion may, in its name or in the name of the Company, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral or Patent Collateral (as the case may be), but shall be under no obligation to do so.

(e) The Collateral Agent may, upon thirty (30) Business Days prior written notice to the Company, of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Collateral Agent, or any of its respective agents, sell, lease, assign or otherwise dispose of all or any of such Collateral, at such place or places as the Collateral Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Collateral Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice or right and equity being hereby expressly waived and released. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

(f) The proceeds of each collection, sale or other disposition under this Section 4.04 shall be applied in accordance with Section 4.08 hereof.

(g) The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales to an unrelated third party in an arm’s length transaction may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer thereof to register it for public sale.

4.5 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.04 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

4.6 Removals, etc. Without at least thirty (30) days’ prior written notice to the Collateral Agent or unless otherwise required by law, the Company shall not (a) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere other than at the address indicated for the Company in Section 6(g)(i) of the Subscription Agreement or at one of the locations identified in Schedule 4.06 hereto or in transit from one of such locations to another or (b) change its corporate name, or the name under which it does business, from the name shown on the signature page hereto.

4.7 Private Sale. The Collateral Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale to an unrelated third party in an arm’s length transaction pursuant to Section 4.04 hereof conducted in a commercially reasonable manner. The Company hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

4.8 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Collateral Agent under this Section 4, shall be applied by the Collateral Agent:

(a) First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Collateral Agent and the reasonable fees and expenses of its agents and counsel, and all expenses, and advances made or incurred by the Collateral Agent in connection therewith;

(b) Second, to the payment in full of the Secured Obligations in each case equally and ratably in accordance with the respective amounts thereof then due and owing to each of the Purchasers; and

(c) Lastly, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 4, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.

4.9 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Collateral Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Purchasers shall be entitled under this Section 4 to make collections in respect of the Collateral, the Collateral Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

4.10  Perfection; Name Changes.

(a) Concurrently with the execution and delivery of this Agreement or within five (5) Business Days following the date hereof, the Company shall file such financing statements and other documents in such offices as the Collateral Agent may reasonably request to perfect the security interests granted by Section 3 of this Agreement, and (b) the Company shall within five (5) Business Days following the date hereof, grant control over any deposit accounts to the Collateral Agent and hereby agrees to execute any deposit control agreement in order to accomplish such grant of control. The Collateral Agent and the Purchasers each hereby acknowledge that neither the Placement Agent nor its legal counsel shall have any responsibility whatsoever for the filing, updating, amending, monitoring or taking any other action in connection with any financing statements or for taking any other actions to perfect, or otherwise protect, the Purchasers’ security interest in the Collateral. The Company hereby covenants that it shall provide the Purchasers, the Collateral Agent and the Placement Agent with at least ten (10) Business Days’ prior written notice before effecting any name change for the Company or any of its subsidiaries. Any breach of this covenant shall be considered an Event of Default hereunder.

4.11 Termination. When all Secured Obligations shall have been paid in full under the Subscription Agreement, this Agreement shall terminate, and the Collateral Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Collateral Agent shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.

4.12 Expenses. The Company agrees to pay to the Collateral Agent all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 4, or performance by the Collateral Agent of any obligations of the Company in respect of the Collateral which the Company has failed or refused to perform upon reasonable notice, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Collateral Agent in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Collateral Agent secured under Section 3 hereof.

4.13 Further Assurances.

(a) The Company agrees that, from time to time upon the written reasonable request of the Collateral Agent, the Company will execute and deliver such further documents and do such other acts and things as the Collateral Agent may reasonably request in order fully to effect the purposes of this Agreement.

(b) In the event that the Company acquires any direct or indirect ownership interest in the shares of capital stock or equity interests of any Person, the Company agrees to execute a pledge agreement, in a form satisfactory to the Collateral Agent, pledging such shares of capital stock or equity interests, and agrees that such shares of capital stock or equity interests shall become part of the Collateral.

4.14 Indemnity. The Company hereby covenants and agrees to reimburse, indemnify and hold the Collateral Agent harmless from and against any and all claims, actions, judgments, damages, losses, liabilities, costs, transfer or other taxes, consequential damages and expenses (including, without limitation, reasonable attorneys’ fees and expenses) incurred or suffered without any gross negligence, bad faith or willful misconduct by the Collateral Agent, arising out of or incident to any investigation, proceeding or litigation arising out of this Agreement or the administration of the Collateral Agent’s duties hereunder, or resulting from its actions or inactions as Collateral Agent.

Section 5. Miscellaneous.

5.1 No Waiver. No failure on the part of the Collateral Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Collateral Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

5.2 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within such state and without regard to conflicts of laws provisions. Any legal action or proceeding arising out of or relating to this Agreement may be instituted in the courts of the State of New York sitting in New York County or in the United States of America for the Southern District of New York, and the parties hereto irrevocably submit to the jurisdiction of each such court in any action or proceeding. Purchaser hereby irrevocably waives and agrees not to assert, by way of motion, as a defense, or otherwise, in every suit, action or other proceeding arising out of or based on this Agreement and brought in any such court, any claim that Purchaser is not subject personally to the jurisdiction of the above named courts, that Purchaser’s property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.

5.03. Notices. All notices, requests, consents and demands hereunder shall be in writing and facsimile (facsimile confirmation required) or delivered to the intended recipient at its address or telex number specified in Subscription Agreement and shall be deemed to have been given at the times specified in said Subscription Agreement.

5.4 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Collateral Agent. Any such amendment or waiver shall be binding upon each of the Purchasers and the Company.

5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company and each of the Purchasers (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Collateral Agent).

5.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Execution and delivery of this Agreement by facsimile transmission (including delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.

5.7 Collateral Agent. Each Purchaser agrees to appoint Union Bank, N.A., or an affiliate thereof, as its Collateral Agent for purposes of this Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The rights and responsibilities of the Collateral Agent are set forth in the Collateral Agent Agreement attached as Annex 1 hereto. In the event of a conflict between the terms of this Agreement and the terms of the Collateral Agent Agreement, the terms of the Collateral Agent Agreement shall govern.

5.8 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Purchasers in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

5.9 UCC and other Security Filings. The Collateral Agent and the Purchasers each hereby acknowledge that neither the Placement Agent nor its legal counsel shall have any responsibility whatsoever for the filing of any financing statements, or other security filings, or for taking any other actions to perfect, monitor, or otherwise protect, the Purchasers’ security interest in the Collateral. All such tasks shall be the sole responsibility of the Collateral Agent.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

COMPANY: True Drinks Holdings, Inc.

By: /s/ Dan Kerker
Name: Dan Kerker
Title: Chief Financial Officer

COLLATERAL AGENT: Union Bank, N.A.

By: /s/ Rafael E. Miranda
Name: Rafael E. Miranda
Title: Vice President

PURCHASERS:

Beneficial Capital Corp

By: /s/ John J. Hoey
Name: John J. Hoey
Title: President

JSL Kids Partners

By: /s/ John S. Lemak
Name: John S. Lemak
Title: Manager

The Fred R. Gumbinner Living Trust

By: /s/ Fred R. Gumbinner
Name: Fred R. Gumbinner
Title: Trustee

/s/ John S. Lemak
John S. Lemak

/s/ John S. Lemak, Jr.
John S. Lemak, Jr.